EXHIBIT 10.13

                                      LEASE

1.       Fundamental Lease Provisions and Exhibits.

1.1.     Fundamental Lease Provisions.

Date of Lease:             November 23, 1999

Commencement Date
of Term of Lease:          December 1, 1999

Landlord:                  1560 N. Orange Ltd., a Florida limited partnership
Address:                   908 South Delaney Ave.
                           Orlando, FL 32806

Tenant:                    Post, Buckley, Schuh & Jemi2an Attn: R.M. Grubel
Tenant Address:            2001 NW 107" Avenue
                           Miami, Florida 33172

Building:                  1560 North Orange Building also known as Winter Park
                           Plaza

Property Address:          1560 North Orange Avenue, Winter Park, FL - Orange
                           County

Property Description:      See Exhibit "A" attached hereto and incorporated
                           herein.

Premises:                  Suite No. 700, 600, 500, 400, 300, and 250 of the
                           Building

Leased Area:               Approximately Seventy Three Thousand Seven Hundred
                           and Fifty Eight (73,758) square feet of Rentable area
                           ("Rentable Square Feet").

Lease Term:                Sixteen (16) months beginning December 1, 1999 and
                           ending March 31, 2001.
Annual Minimum Rent:

--------------------- --------------------------------- ----------------------
Period                         Monthly Minimum Rent        Annual Minimum Rent
--------------------- --------------------------------- ----------------------
12/1/99 - 6/30/00                   $159,220.67               $1,916,648.04
--------------------- --------------------------------- ----------------------
7/01/00 - 3/31/01                   $232,831.00               $2,793,972.00
--------------------- --------------------------------- ----------------------

Base Year Amount:          For the period December 1, 1999 through June 30, 2000
                           the Base Year expenses shall be included in the rental rate and no reimbursements for Operating
                           Expenses shall be due. From July 1, 2000 through the termination of the Lease Term the Base Year shall be revised to be set at $667,509.90 and the terms of Paragraph 4.3 herein shall apply.

Security Deposit:          $360,140.00

Tenant's
Proportionate Share:       For the period December 1, 1999 through June 30, 2000
                           the Rentable area in the Premises shall be calculated
                           (54,028 square feet) divided by the Rentable area in the building (81,282 square feet) which equals Sixty
                           Six and Five Tenths percent (66.5%). From the period
                           July 1, 2000 through the termination of the Lease
                           Tenn the Rentable area in the Premises shall be calculated (73,758 square feet) divided by the Rentable area in the building (91,813 square feet) which equals Eighty and Three Tenths percent (80.3%).

Permitted Uses:            Corporate and administrative office.


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Prohibited Uses:           All uses other than the Permitted Uses. Medical
                           practice, medical office and medical procedure use is specifically, without limitation, prohibited.

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1.2.     Effect of Reference to a Fundamental Lease Provision. Each reference in this Lease to any of the Fundamental Lease Provisions contained in Section 1.1. shall be construed to incorporate all of the terms provided under each such Fundamental Lease Provision.

2.       Premises and Term.

2.1. Premises. The Landlord hereby leases to the Tenant and the Tenant hires and takes from the Landlord the Premises located in the improved buildings) on the Property (the "Building"), subject to and with the benefits of the terms, covenants, conditions and provisions of this Lease, together with appurtenances specifically granted in this Lease, but reserving to the Landlord (I) the use of
(a) the exterior faces of all exterior walls and (b) the roof, and (ii) the right (but not the obligation) to install, maintain, use, repair and replace pipes, ducts, conduits and wire through the Premises and serving the other parts of the Building. For the purposes of this Lease, the Premises shall be conclusively deemed to consist of the number of square feet of Leased Area as set forth in Section 1.1. hereof.

2.2. Term. The Term shall commence on the Commencement Date, and shall end at Noon on the last day of the Lease Term, unless sooner terminated as hereinafter provided.

2.3. Early Termination Right. Provided Tenant is not in then in default under this Lease, Tenant shall have the right to terminate this Lease (as to all, but not less than all of the Premises) prior to the expiration date of the Term, upon not less than ninety (90) days written notice of termination (the "Termination Notice") from Tenant to Landlord specifying the termination date (the "Termination Date") of the Lease (which shall be not earlier than ninety
(90) days after the date of the Termination Notice) accompanied by a payment (the "Termination Payment) of all Annual Minimum Rent, sales tax thereon and other sums due under this Lease through the Termination Date. Upon issuance of the Termination Notice and payment of the Termination Payment, the expiration date of the Term shall be the Termination Date, Tenant shall vacate the Premises not later than midnight, Orlando, Florida time on the Termination Date, and thereupon neither Landlord nor Tenant shall have any further rights, interests or obligations under this Lease except for adjustment and collection of Additional Rent pursuant to Section 4.3 of this Lease and other matters which expressly survive the termination or expiration of this Lease.

3.       Improvements.

3.1.     (Intentionally Omited.]

3.2. Ownership of Improvements. All improvements to the Premises shall remain the property of the Landlord. In no event shall Tenant make any improvements or alterations to the Premises, including the installation and removal of trade fixtures, without the prior written consent of Landlord, which shall not be unreasonably withheld nor delayed.

4.       Rent and Other Payments.

4.1. Payment. All Rent and other charges payable to the Landlord under any provision of this Lease shall be paid to the Landlord, or as the Landlord may otherwise designate, in lawful money of the United States at the address of the Landlord or at such other place as the Landlord in writing may designate, without any set-off or deduction whatsoever, and without any prior demand therefor. In addition to the payment of the Rent and other charges, the Tenant shall also pay to the Landlord, at the time of payment of such Rent and other charges, all sales, use and/or occupancy-taxes payable by virtue of any such payments. Rent for any period beginning during the term hereof which is for less than one (1) month shall be a prorated portion of the monthly installment.

4.2. Annual Minimum Rent. The Tenant shall pay the Annual Minimum Rent, in equal monthly installments in advance on the first day of each calendar month included in the Lease Term. The first monthly installment shall be paid on the signing of this Lease if not previously delivered. Tenant acknowledges that late payment by Tenant to Landlord of Rent or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which would be extremely difficult and impractical to ascertain. Such costs include, but are not limited to, processing and account charges, and late charges which may be imposed on Landlord by the terms of any Mortgage encumbering the Premises. Therefore, in the event any installment of Rent or any sum due hereunder is not paid within five (5) days after such amount is due, Tenant shall pay to Landlord as Additional Rent, a late charge equal to five


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percent (5%) of each such installment or other sum or Twenty Five ($25.00)
Dollars per month, whichever is greater. A sum of Fifteen ($15.00) Dollars shall also be due from and paid by Tenant to Landlord for each check which is returned due to insufficient funds, and Tenant shall pay a charge of One Hundred Fifty Dollars ($150.00) for preparation of a demand for delinquent rent in addition to all other sums due by Tenant under this Lease.

         4.3. Additional Rent. Tenant shall pay to Landlord, in addition to Annual Minimum Rent, in the form of Additional Rent (plus any applicable tax), its Proportionate Share of increased Operating Expenses over the Base Year Amount as defined in Section 1.1 of this Lease. Should Tenant exercise any expansion option under the Lease, the foregoing Proportionate Share shall be adjusted accordingly. In no event shall those Operating Expenses of which Landlord has control (i.e. those which may be competitively bid) increase by more than five (5%) percent annually. Specifically excluded as controllable expenses are real estate taxes, insurance and utilities.

           Within thirty (30) days after the first twelve (12) months of the Term and each anniversary thereafter, Landlord shall deliver to Tenant a statement setting forth the amount of increases in Operating Expenses over the Base Year Amount for the preceding twelve (12) month period, together with an invoice showing the amount due Landlord from Tenant under such increases. Tenant shall pay any increases over the Base Year Amount within thirty (30) days from receipt of the statement and invoice, whether or not Tenant disputes the accuracy of such statement, Tenant reserving the right at its expense to audit Landlord's records in support of such statement.

           The term "Real Estate Taxes" shall mean the annual taxes and any special assessments or other charges levied against the real property of which the Prenu'ses are a part by any authority having the direct power so to tax, including any city, county, state or Federal government, or any school, agricultural, transportation or environmental control agency, lighting drainage, or other improvement district hereof, and shall include the expense of contesting the amount of validity of any such taxes, charges or assessments. The term "Operating Expenses" shall include the annual expenses of Landlord for the operation and maintenance of the Premises and Building which are reasonable or customary for the operation of this type of Premises and Building, and shall include, but not be limited to, management salaries, maintenance and janitorial expense, administrative salaries, costs and fees, insurance, security, landscaping and any capital expenditures required under any governmental law, rule or regulation that was not applicable to the building at the time it was originally constructed but excluding all other capital expenditures (except as noted below). The term "Utility Costs" shall include Landlord's annual expenses for the operation and maintenance of the Building and the Premises with respect to utility charges for furnishing heat, air-conditioning, electricity, water, sewage, gas, garbage removal, etc. If the final Lease year (to include renewals) during which escalation may occur shall contain less than twelve (12) months, the increase hereunder shall be prorated, the Tenanf s obligation to pay such increases to survive the expiration of the Lease (and renewal) term.

         If the Landlord in its sole discretion in operating the Building chooses to install any energy or labor saving devices, equipment, fixtures or appliances to or in the Building that otherwise might be considered a capital expenditure, then the Landlord may depreciate the cost of the equipment or fixture into Operating Expenses of the Building, including interest at a reasonable rate, all according to generally accepted accounting principles applied on a consistent basis.

5. Utility Services and Maintenance by Landlord. The Landlord shall cause the necessary mains, conduits and other facilities to be provided to supply water, sanitary sewer facilities and electricity into the Premises, and the Tenant hereby acknowledges that the Landlord has complied with the provisions of this paragraph. The Tenant shall pay directly all charges for electric, telephone and any other utilities used or consumed in the Premises which are separately metered to the Premises. In the event the Premises are not separately metered for electricity, in the event Tenant ufilizes the Premises during the Term outside of the normal business hours of 7:00 a.m. to 6:00 p.m. Monday through Friday and 8 a.m. to 1 p.m. on Saturdays exclusive of holidays on which commercial banks in Orange County, Florida are closed, Tenant shall pay to Landlord, as Additional Rent and in addition to all other obligations of Tenant hereunder, $15 (plus applicable sales or rental tax) per hour for each hour, or portion thereof, during which Tenant utilizes the Premises during non-business hours, as compensation to Landlord for the additional cost of electricity arising from such usage. In addition, if Tenant uses water or produces refuse in excess of normal use, Landlord, in its discretion may allocate Tenant the increased cost for such services as reasonably measured or estimated by Landlord, and Tenant shall pay Landlord, on demand, any increased cost so reasonably measured or estimated. Landlord agrees to furnish the following services to Tenant for the Premises upon the terms and conditions set forth herein with the costs for such services being part of the Operating Expenses:
(i) Landlord agrees to furnish sufficient heating and air conditioning to the Premises to provide a temperature condition required in Landlord's reasonable judgment for comfortable

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occupancy of the Premises under normal business operations between 7:00 a.m. to
6:00 p.m. Monday through Friday and 8:00 a.m. to 1:00 p.m. on Saturdays exclusive of holidays on which commercial banks in Orange County, Florida are closed; provided that upon request of Tenant not later than 2:00 p.m. on the prior business day, Landlord shall provide heating and air conditioning to the Premises outside of normal business hours at the charge to Tenant specified above in this paragraph; (ii) Landlord will provide reasonable sewer service and water for drinking, lavatory and toilet purposes in the conunon areas of the Building; (iii) Landlord agrees to provide standard commercial available electricity to the Premises in the capacity existing in the Premises immediately prior to the Conunencement Date of this Lease; (iv) Landlord will provide passenger elevator service from the lobby of the Building to the floor on which the Premises are located, provided that elevator service may be interrupted from time to time due to malfunction or for repairs; (v) Landlord will provide janitorial service to the Premises five (5) days per week exclusive of holidays;
(vi) Landlord will maintain the Building in reasonably good condition and repair; and Landlord will provide one (1) directory strip in each of the two (2) building directories.

6.       Insurance.

6.1. Insurance to be Maintained by Tenant. Tenant shall maintain, at Tenant's expense, during the term of this Lease (i) liability insurance in the form of a Combined Single Limit Bodily Injury and Property Damage Insurance Policy insuring Landlord and Tenant against any liability arising out of use, occupancy or maintenance of the Premises and all other areas appurtenant thereto in an amount not less than One Million (S 1,000,000) Dollars per occurrence; and
(ii) a policy of all perils property insurance covering loss or damage to all of Tenant's inventory, fixtures, furniture and equipment located on the Premises to the extent of at least eighty (80%) percent of their insurable value without deduction for depreciation. During the term of this Lease, the proceeds from any such policy or policies of insurance shall be used for the repair or replacement of the property and equipment insured. Landlord will not carry insurance on Tenant's property. Tenant shall fumish Landlord with a certificate that such insurance is in force and effect during the Term of this Lease, which certificate of insurance shall name Landlord as an additional insured under said policy or policies. All insurance shall be placed with an insurance company in good standing and licensed to do business in the State of Florida and said insurance shall not be cancelable or altered without thirty (30) days prior notice to Landlord. In the event Landlord objects by written notice to Tenant to alterations to the insurance policy during such thirty (30) day period, Tenant shall cause the altered insurance policy to be further modified or endorsed in a manner reasonably acceptable to Landlord. In the event of a notice of cancellation of an insurance policy, Tenant shall replace such insurance policy with another insurance policy meeting the requirements of this paragraph and shall provide Landlord with a Certificate of such new insurance policy naming Landlord as an additional insured not later than ten (10) days prior to the expiration of the prior insurance policy.

6.2. Insurance to be Maintained by Landlord. Landlord shall obtain and keep in force, during the Lease Term, the following policies of insurance with loss payable to Landlord: (i) a policy of Combined Single Lin-tit Bodily Injury and Property Damage Insurance, insuring Landlord against any liability arising out of ownership, use, occupancy or maintenance of the Building and Property; (ii) a policy or policies of insurance covering loss or damage to the Building and Property, but not Tenant's inventory, fixtures, furniture and equipment, in an amount not to exceed the full replacement value thereof, as the same exists from time to time, providing all risk protection against all perils included within the classifications of fire, extended coverage, vandalism, malicious mischief, special extended perils ("all risk", as such term in the insurance industry) and plate glass insurance; (iii) a policy of rental value insurance in an amount not less than one (1) year's gross rentals for all tenants occupying any portion of the Building: and (iv) any other insurance the Landlord deenis necessary or appropriate. If Landlord 's insurance premiums exceed the standard premium rates because the nature of Tenant's operation and use of the Premises results in extra hazardous exposure, then Tenant shall, upon receipt of appropriate invoices from Landlord, reimburse Landlord for such increase in premiums. It is understood and agreed between the parties hereto that any such increase in premiums because of the nature of Tenant's operation shall be considered as Annual Minimum Rent due and shall be included in any lien for rent.

6.3. Waiver of Subrogation. As long as their respective insurers so pen-nit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss insured and only to the limit actually covered by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver.

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7.       Additional Covenants of Tenant.

7.1. Affirmative Covenants. The Tenant covenants, at its expense, at all times during the Lease Term:

7.1.1. To perform promptly all of the obligations of the Tenant set forth in this Lease and in the Exhibits and Addenda attached hereto, and to pay when due the Rent, Additional Rent and all other charges and sums which are to be paid by Tenant pursuant to this Lease.

7.1.2. To use the Premises only for the Permitted Use and to abide by and conform to all use restrictions set forth in the certificate of occupancy issued for the Premises, and in the Rules and Regulations attached hereto as Exhibit "C" (as the same may be reasonably amended from time to time in Landlord's discretion), and all other laws, orders, pen-nits, rules and regulations of any governmental authority claiming jurisdiction over the Premises.

7.1.3. To keep the Premises, including equipment, doors, floors, walls and windows, facilities and fixtures therein, clean, neat and in good order, repair and condition, and Tenant will not suffer or permit any waste of the Premises. If Tenant's acts or operations other than ordinary use result in obstruction of sanitary sewer lines, Tenant shall pay to Landlord the expense of Landlord's clearing or repair of the sewer lines.

7.1.4. To keep the Premises equipped with all safety appliances required in order to comply with any law, ordinance, order or regulation of any governmental authority or board of fire underwriters having jurisdiction.

7.1.5. To defend and hold the Landlord harmless and indemnified from all injury, loss, claims and damage (including attorneys' fees, paralegals' fees and disbursements and including at appellate levels and post-judgment proceedings) to any person or property arising from or related to, or connected with the use or occupancy of the Premises, the conduct or operation of the Tenant's business, or the Tenant's work at the Premises unless caused by or resulting from the wflnl misconduct or negligence of Landlord, its agents, servants or employees in the operation or maintenance of the Premises or the Building. Should Landlord be named as a defendant in any suit brought against Tenant in connection with or arising out of Tenanes occupancy of the Premises, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including reasonable attorneys' fees, paralegals' fee and costs, including at appellate levels and post-judgment proceedings.

7.1.6. To permit Landlord or the Landlord's agents, upon reasonable notice except in the event of an emergency, to enter upon the Premises during normal business hours to examine and to make repairs, alterations, improvements or additions to the Premises or the Building without the same constituting an eviction of the Tenant, in whole or in part, and all rents shall in no way abate while such repairs, alterations, improvements or additions are being made by reason of loss or interruption of business of the Tenant because of the prosecution of any such work. The Landlord or the Landlord's agents shall also have the right to enter upon the Premises upon reasonable notice during normal business hours to show them to prospective mor-tgagees or purchasers of the Building.

7.1.7. To pay all of Landlord's expenses (including, without hniitation, the attorneys' fees, paralegals' fees and costs incurred by Landlord, whether or not in litigation, including fees and costs incurred at appellate levels and post-judgment proceedings in litigation) incurred by or on behalf of Landlord in enforcing the obligations of the Tenant under this Lease, pursuing any remedy of Landlord under this Lease, or in curing any default by the Tenant under this Lease.

7.1.8 To forthwith cause to be discharged of record (by payment, bond, order of a court of competent jurisdiction or otherwise) any mechanic's lien at any time filed against the Premises, the Building or the Property for any work, labor, services or materials claimed to have been performed at or fin-nished to the Premises for or on behalf of the Tenant or anyone holding the Premises through or under the Tenant. If the Tenant shall fail to cause such lien to be discharged upon demand, then, in addition to any other right or remedy of the Landlord, the Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due, by bonding or by any other proceeding deemed appropriate by the Landlord, and the amount paid by the Landlord, and all costs and all expenses, including reasonable attorneys' fees and paralegals' fees and costs (including at appellate levels and post-judgment proceedings), incurred by the Landlord in procuring the discharge of such lien shall be deemed to be an additional assessment. The Landlord's estate in the Premises shall not be subject to any lien or liability under the Lien Laws of the State of Florida.

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7.19.    To quit and surrender to the Landlord the Premises upon the expiration of the Lease Term or other termination of the Lease, broom clean, in good order and condition, ordinary wear and tear excepted, and at Tenant's expense, to remove all property of the Tenant, to repair all damages to the Premises caused by such removal, and to restore the Premises to the condition in which they were prior to the installation of the articles so removed. All property not so removed shall be deemed to have been abandoned by the Tenant and may be retained or disposed of by the Landlord, as the Landlord shall desire.

7.1.10. To remain fully obligated under this Lease, notwithstanding assignment or sublease or any indulgence by the Landlord to the Tenant or to any assignee or sublessee.

7.1.11. To fully understand and agree that the Landlord shall have no liability for any loss or damage to Tenant's business or personal property arising out of, but not limited to, any of the following causes: hurricanes, excessive rain, roofing defects, bursting of pipes, fire, windstorm, malfunction of sewer or water system, interruption of utility services.

7.1.12. To keep the Premises free from all rubbish, dirt, and debris and to deposit all trash in trash receptacles to be furnished by Landlord at designated locations within the common areas of the Property. The Tenant understands that boxes and trash shall not be stacked outside of the Premises and/or on any abutting roadway, driveway or parking area.

7.1.13. To provide Landlord with a financial statement of Tenant in form satisfactory to Landlord upon execution of this Lease by Tenant, and to provide additional financial statements of Tenant and/or individual financial statements of shareholders or partners of Tenant, if Tenant is a corporation or partnership, if so requested by Landlord. Additional financial statements in form satisfactory to Landlord shall be furnished to Landlord within ten (10) days of notification.

7.1.14. To furnish to the Landlord any documentation requested by Landlord to show the status of this Lease or other financial condition of Tenant. Any reasonable changes to this Lease required by any Mortgagee of the Landlord to satisfy the requirements for the financing or refinancing of the Property unless they materially alter the terms and conditions of this Lease, shall be agreed to and complied with by the Tenant.

7.1.15. To maintain throughout the term of this Lease a sign with Tenant's name thereon at or near the front entrance to the Premises at a place designated by Landlord. Such sign shall be of a size, design, material and specification as shall meet the standards and criteria of Landlord. The written consent and approval of Landlord shall be obtained prior to the installation of any sign. A sign for which the written approval of Landlord has not been obtained may be removed by Landlord at Landlord's discretion. Any other signage not addressed elsewhere in the Lease will be at the Tenant's expense.

7.2. Negative Covenants. Tenant covenants at all times during the Lease Term and such ftu-ther time as the Tenant occupies the Premises, or any part thereof.

7.2.1. Not to injure, overload, deface or otherwise harm the Premises or any part thereof or any equipment or installation therein; nor comniit any waste or nuisance; nor pen-nit the emission of any objectionable noise or odor; nor bum any trash or refuse in or about the Premises; nor make any use of the Premises, or any part thereof or equipment therein, which is improper, offensive or contrary to any law or ordinance or to reasonable rules or regulations of the Landlord as such may be promulgated from time to time; nor park any vehicles so as to interfere with the use of driveways, walks, roadways, highways, streets or parking areas.

7.2.2. Not to make any alterations or additions to the Premises or to the Building, nor permit the making of any holes in the walls (other than small holes for the hanging of pictures of ten pounds or less), ceilings or floors thereof, without the prior consent of Landlord, which shall not be unreasonably withheld nor delayed. All alterations or improvements to the Premises shall be made by Landlord at Tenant's expense, unless Landlord and Tenant shall otherwise agree in writing.

8. Prohibition Against Mechanic's Liens. Any liability of the Landlord or of the Property for any work or improvements made upon the Premises by the Tenant is hereby expressly prohibited. The interest of the Landlord in and to the Premises, the Building and the Property shall not be subject to liens for improvements made in or to the Premises by Tenant or by Tenant's employees, contractors, subcontractors or agents. Tenant represents and warrants unto Landlord that any construction contract which Tenant enters into for construction of improvements in the Premises

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(which shall occur only following Landlord's express written consent) shall expressly prohibit the filing of liens against the Landlord' s interest in the Premises, Building and Property.

9.       Assignment, Subletting and Encumbrances.

9.1. Landlord's Consent Required. Tenant shall not assign, transfer, mortgage, pledge, hypothecate or encumber this Lease or any interest therein, nor sublet the Premises or any part thereof without the prior written consent of Landlord, which consent may be withheld by Landlord in its sole discretion, and any attempt by Tenant to do so without such consent being first obtained shall be voidable and, at Landlord's election, shall constitute a default of Tenant under this Lease.

9.2. Tenant's Application for Consent. In the event that Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof, Tenant shall submit to Landlord, in writing, at least sixty (60) days prior to the proposed effective date of the assignment or sublease: (i) a Notice of Intention to Assign or Sublease, setting forth the proposed effective date, which shall be no less than sixty (60) nor more than ninety (90) days after the sending of such notice; (ii) the name of the proposed subtenant or assignee;
(iii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; (iv) the terms and provisions of the proposed sublease or assignment; (v) a current audited fniancial statement of the proposed subtenant or assignee; and (vi) such additional information concerning the proposed assignment or sublease and proposed assignee or sublessee as the Landlord may reasonably request.

9.3. Landlord's Option to Terminate. Upon receipt from Tenant of a Notice of Intention to Assign or Sublease, Landlord shall have the right to terminate this Lease and relet the Premises, or, in the event of a proposed assignment or subletting of less than the entire Premises, to recapture that portion of the Premises, such right to be exercised by giving notice to the Tenant within thirty (30) days after receipt of Tenant's Notice of Intention to Assign or Sublease. If such notice of termination or recapture, as the case may be, is given by Landlord, it shall become effective thirty (30) days after the giving thereof, whereupon Tenant shall vacate and surrender possession of the Premises or portion thereof, as the case may be, to Landlord.

9.4. Assignment or Sublease Profit. In the event of any assignment or sublease of all or any portion of the Premises, having first been approved by Landlord, where the rental reserved in the assignment or sublease exceeds the rental or prorata portion of the rental, as the case may be, for such space reserved in the Lease, Tenant shall pay Landlord monthly, as Additional Rent, at the same time as the monthly installments of Rent required hereunder, the excess of the rental reserved in the assignment or sublease over the rental reserved in this Lease applicable to the assigned or subleased space.

9.5. Permission for Tenant to Assign or Sublease. The granting of permission for Tenant to assign or sublease the Premises on any one or more occasions shall not constitute ipso facto waiver of the requirement imposed hereby that the written consent of the Landlord be obtained for any subsequent or other assignment or subletting, and the acceptance of rent checks and the negotiation of same, or the acceptance of rent payments in any other fashion, from any assignee or sublessee, whether or not Landlord had knowledge of the assignment or sublease under which such assignee or sublessee claims, shall not constitute ipso facto consent by Landlord to such assignment or sublease or constitute a waiver of the restrictions upon assignment and subletting imposed in this section.

10. Assumption of Risk, Indemnification and Hold Harmless. Tenant shall and hereby does indemnify an(f hold harmless Landlord, its management company, agents, servants and employees against and from any and all claims arising from Tenant's use of the Premises or from any activity, work or thing done, permitted or suffered by the Tenant in or about the Premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligations on Tenant's part to be performed under the terms of this Lease, or arising from any act, neglect, fault or omission of the Tenant, or of its agents or employees, and from and against all costs, attorneys' fees, paralegals' fees, expenses and liabilities incurred in or about such claim or any action or proceeding brought thereon. Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever, except that which is caused by the failure of Landlord to observe any of the terms and conditions of this Lease and such failure has persisted for an unreasonable period of time after written notice from Tenant to Landlord of such failure.

11. Landlord's Liability. The liability under this Lease of Landlord shall be limited to its interest in the Building of which the Premises are a part; and Tenant, its successors and assigns, hereby waive all rights to proceed individually against Landlord, Landlord's management company or agent, or any of Landlord's partners, officers, directors or shareholders. The term "Landlord", as used in this Section, shall mean only the owner or owners at the time in question of the fee simple title to the Property, and in the event of any transfer of such title or interest Landlord (and in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability with respect to Landlord's obligations under this Lease, provided that any funds in the hands of Landlord (or then grantor at the time of such transfer) in which Tenant has an interest, shall be delivered to the grantee. The obligations to be performed by Landlord shall, subject to the foregoing, be binding on Landlord's successors and assigns only during their respective periods of ownership, and no successor Landlord shall have liability to Tenant with respect to defaults hereunder occasioned by the acts or omissions of any predecessor Landlord.

12.      Environmental Provisions.

12.1 Asbestos and Lead Paint Disclosure. Asbestos-containing materials and/or lead paint may be present in portions of the Premises, generally in the form of sprayed-on or troweled-on coatings on structural members and ceilings, painted surfaces surrounding window frames, behind walls or inside finished support columns. Asbestos previously was a common component of floor tiles. It is important that asbestos-containing materials and lead paint not be disturbed. Disturbed asbestos particles when airborne pose a serious health risk. Prior to undertaking any alterations, repairs or renovations to the Premises, Tenant shall inform Landlord of its intent to do so in order that Landlord may confirm that such alterations, repairs or renovations shall not disturb asbestos-containing materials. In the course of such alterations, repairs or renovations, if asbestos-containing materials are present in the Premises, Tenant shall adopt all reasonable measures to remove or encapsulate asbestos-containing materials. Nothing in this paragraph shall supersede any other conflicting provisions of this Lease.

12.2     Hazardous Materials Provisions.

12.2.1 Hazardous Materials Covenants. Tenant shall at all times during the Lease Term comply with the following requirements: (a) Tenant shall not cause, permit or suffer any Hazardous Material (as hereafter defined) to be brought upon, treated, kept, stored, disposed of, discharged, released, produced, manufactured, generated, refined or used upon, about or beneath the Premises or the Property by Tenant, its agents, employees, contractors, invitees or licensees (collectively, "Tenant Parties"), except to the extent commonly used in the day to day operation of the Premises by Tenant in compliance with all Environmental Requirements (as hereafter defined). (b) Tenant agrees that all operations or activities upon, or any use or occupancy of the Premises, or any portion thereof, by Tenant or any Tenant Parties shall be in all respects in compliance with all Environmental Requirements then governing or in any way relating to the generation, handling, manufacturing, treatment, storage, use, transportation, release, spillage, leakage, dumping, discharge or disposal of any Hazardous Materials. (c) Tenant shall, at its sole costs and expense, promptly take all actions required by any federal, state or local governmental agency or political subdivision to mitigate Environmental Damages (as hereafter defined) which arise directly or indirectly from or in connection with the presence, suspected presence, release or suspected release of any Hazardous Material in or into the air, soil, surface water or groundwater at, on, about, under or within the Premises or Property, or any portion thereof, by Tenant or Tenant Parties. Such actions shall include, if required by any such governmental agency or political subdivision, but not be limited to, the investigation of the environmental condition of the Premises, the Building or any portion of the Property adversely affected by Tenant's breach of any of the provisions of this paragraph (the "Affected Property"), and the preparation of and performance of any cleanup, remediation, containment, operation, maintenance, monitoring or restoration work, whether on or off of the Affected Property. Tenant shall take all actions required by any federal, state or local governmental agency or political subdivision to restore the Affected Property to the condition existing prior to the introduction of Hazardous Material upon, about or beneath the Affected Property in accordance with the standard of remediation imposed by Applicable Law. Tenant shall proceed continuously and diligently with such investigatory and remedial actions, provided that in all cases such actions shall be in accordance with all applicable requirements of governmental entities. Any such actions shall be performed in a good, safe and workmanlike manner by one or more contractors selected by Tenant, and approved in advance in writing by Landlord, and under the supervision of a consulting engineer, selected by Tenant and approved in advance in writing by Landlord, and shall minimize any impact on the business conducted at the Property. Tenant shall pay all costs in connection with such investigatory and remedial activities, including but not limited to the charges of such contractor(s) and consulting engineer, all power and utility costs, any and all taxes or fees that may be applicable to such activities, and Landlord's reasonable attorneys' fees, paralegals' fees and costs incurred in connection with monitoring or review of such investigatory and remedial activities. Tenant shall promptly provide to Landlord copies of testing results and reports that are generated in connection with the above-mentioned activities. Promptly upon completion of such investigation and remediation, Tenant shall permanently seal or cap all monitoring wells and test holes to industrial standards in compliance with Applicable Laws, remove all associated equipment, and restore the Affected Property to the maximum extent possible, which shall include, without limitation, the repair of any surface damage, including paving, caused by such investigation or remediation hereunder. (d) If Tenant shall become aware of or receive notice or other communication concerning any actual, alleged, suspected or threatened violation of Environmental Requirements, or liability of Tenant for Environmental Damages in connection with the Premises or activities of any person thereon, then Tenant shall deliver to Landlord, within ten (10) days of the receipt of such notice or conununication by Tenant, a written description of said violation, liability, correcting information or actual or threatened event or condition, together with copies of any documents evidencing same. Receipt of such notice shall not be deemed to create any obligation on the part of Landlord to defend or otherwise respond to any such notification. (e) Tenant shall promptly provide to Landlord the results of any tests and copies of all registration permits regarding any underground storage tanks located on the Premises and Tenant shall comply with same. (f) In the event of any default under this Lease, Landlord shall have the right in its sole and absolute discretion, but not the duty, to enter upon the Premises at any reasonable time, at the expense of Tenant, to conduct an inspection thereof, including invasive tests, and the activities conducted thereon to determine compliance with all Environmental Requirements and the existence of any Environmental Damages as a result of the condition of the Premises or any surrounding properties and activities thereon. Tenant hereby grants to Landlord, and the agents, employees, consultants and contractors of Landlord, the right to enter upon the Premises and to perform such tests thereon or therein as are necessary to conduct such reviews and investigations in accordance with the preceding sentence. Landlord shall use its best efforts to minimize interference with the business of Tenant and to restore the Premises to its previous condition, but Landlord shall not be liable for any interference caused thereby.

12.2.2 Hazardous Materials Definitions. The following terms shall have the meanings ascribed to them: (a) "Environmental Damages" means all claims, judgments, damages (including, without limitation, punitive damages), losses, penalties, fmes, liabilities (including strict liability), encumbrances, liens, costs, and expenses of investigation and defense of any claim, whether or not such is ultimately defeated, and of any settlement or judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, including without limitation, reasonable attorneys' fees and paralegals' fees and disbursements and consultants' fees, any of which are incurred at any time during or after the Lease Term directly or indirectly from or in connection with the presence, suspected presence, release or suspected release of any Hazardous Material in or into the air, soil, surface water or groundwater at, on, about, under or within the Premises, Building or Property, or any portion thereof, or any surrounding properties, by Tenant or Tenant Parties and including, without limitation: (i) Damages for personal injury, or injury to the Premises, Building or Property or natural resources occurring upon the Property, foreseeable or unforeseeable, including, without limitation, lost profits, consequential damages, the cost of demolition and rebuilding of any improvements on the Property, interest and penalties including but not limited to claims brought by or on behalf of employees of Tenant, with respect to which Tenant waives, for the benefit of Landlord only, any immunity to which Tenant may be entitled under any industrial or worker's compensation laws; and (ii) fees incurred for the services of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation, cleanup or remediation of such Hazardous materials or violation of Environmental Requirements including, but not limited to, the performance of any cleanup, remedial, removal, abatement, containment, closure, restoration or monitoring work required by any federal, state or local governmental agency or political subdivision, or reasonably necessary to restore the Affected Property in accordance with the standard of remediation imposed by Applicable Law or otherwise expended in connection with such conditions, and including, without limitation, any attorneys' fees, paralegals' fees and costs (including at appellate levels and post-judgment proceedings) incurred in enforcing this Lease or collecting any sums due hereunder. (b) "Environmental Requirements" means all applicable present and future statutes, regulations, rules, ordinances, codes, licenses, permits, orders, approvals, plans, authorizations, concessions, franchises and similar items, of all governmental agencies, departments, conunissions, boards, bureaus or instrumentalities of the United States, states and political subdivisions thereof and all applicable judicial and administrative and regulatory decrees, judgments and orders relating to the protection of human health or the environment including, without limitation: (i) all requirements, including but not limited to, those pertaining to reporting, licensing, permitting, investigation and remediation of emissions, discharges, releases or threatened releases of Hazardous Materials, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials; and (ii) all requirements pertaining to the protection of the health and safety of employees or the public. (c) "Hazardous Materials" means any substance: (i) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, rule, ordinance, order, action or policy; or (ii) which is or becomes defined as a "hazardous waste" or "hazardous substance" or "pollutant" or "contaminant" under any federal, state or local statute, regulation, rule, or ordinance or amendments thereto including, without limitation, the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) or the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.); or (iii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous and is or becomes regulated by any governmental authority, agency, department, commission, board, agency or instrumentality of the United States, any State of the United States, or any political subdivision thereof-, or (iv) the presence of which on the Property causes or threatens to cause a nuisance upon the Property or to adjacent properties or poses or threatens to pose a hazard to the Property or the health or safety of persons on or about the Property; or (v) which contains, without limitation, gasoline, diesel fuel or other petroleum hydrocarbons or volatile organic compounds; or (vi) which contains, without limitation, polychlorinated biphenyls (PCB's) or asbestos or asbestos-containing materials or urea formaldehyde foam insulation; or (vii) which contains or consists of, without limitation, radon gas.

12.2.3 Tenant's Representations and Warranties in Regard to Hazardous Materials. Tenant represents and warrants as follows: (a) Tenant shall obtain any and all permits, licenses and other authorizations which may be required under all Environmental Requirements, including laws relating to emissions, discharges, release or threatened releases of Hazardous Materials into the environment (including ambient air, surface water, ground water or land) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials; and (b) Tenant shall not construct, place, deposit, store, dispose of nor locate on the Premises or the Property, any PCB'S, transformers, capacitors, ballasts, or other equipment which contains dielectric fluid containing PCB'S, or any asbestos or asbestos-containing materials or any insulation material containing urea formaldehyde or any radon gas.

12.2.4 Indemnification. Tenant agrees to indemnify, reimburse, defend, exonerate, pay and hold harmless: (a) Landlord, its affiliates, management company, and any other person or entity which holds or which may hereafter have an interest in this Lease; and (b) the directors, officers, shareholders, partners, employees, management company and agents of Landlord and any other person or entity which has or which may hereafter hold an interest in this Lease, from and against any and all Environmental Damages arising in any manner whatsoever out of the violation of or non-compliance with any Environmental Requirements, or the breach of any warranty or covenant or the inaccuracy of any representation of Tenant contained in this Lease.

12.2.5 Survival. Each of the covenants, representations and warranties of Tenant and Landlord contained in this Section 12 of this Lease shall survive the termination or earlier expiration of this Lease.

12.3 Radon Disclosure. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the Tenant's County Public Health Unit.

13. Americans with Disabilities Act. Landlord and Tenant acknowledge that the Americans with Disabilities Act of 1990 (42 U.S.C. Section 12 1 01 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended from time to time (collectively referred to herein as the "ADA") establish requirements under Title III of the ADA ("Title 111") pertaining to business operations, accessibility and barrier removal, and that such requirements may be unclear and may or may not apply to the Premises, Building or the Property depending upon, among other things: (i) whether Tenant's business operations are deemed a "place of public accommodations-' or a "commercial facility", (ii) whether compliance with such requirements is "readily achievable" or "technically infeasible", and (iii) whether a given alternative affects a "primary function area" or triggers so-called "path of travel" requirements. Landlord and Tenant acknowledge and agree that Tenant has been provided an opportunity to inspect the Premises, the Building and Property sufficient to determine whether or not the Premises, Building and Property in their condition current as of the Lease Date deviate in any manner from the ADA Accessibility Guidelines ("ADAAG") or any other requirements under the ADA pertaining to the accessibility of the Pren-tises, Building or Property. Tenant further acknowledges and agrees that except as may otherwise be specifically provided herein, Tenant accepts the Premises, Building and Property in "as is" condition and agrees that Landlord makes no representation or warranty as to whether the Premises, Building or Property conform to the requirements of the ADAAG or any other requirements under the ADA pertaining to the accessibility of the Premises, Building or Property. Tenant shall be solely responsible for all other requirements under the ADA relating to the Tenant or any affiliates or persons or entities related to the

Tenant or the Premises, including, without limitation, requirements under Title I of the ADA pertaining to Tenant's employees and the interior of the Premises.

14.      Destruction and Condemnation.

14.1. Fire or Other Casualty. In the event of (i) a partial destruction of the Premises or the Building during the Lease Term which requires repairs to either the Premises or the Building, or (ii) the Premises or the Building being declared unsafe or unfit for occupancy by any authorized public authority for any reason other than Tenant's act, use or occupation, which declaration requires repairs to either the Premises or Building, Landlord may elect to commence repairs within sixty (60) days thereof, but such partial destruction shall in no way serve to annul or void this Lease, except that Tenant shall be entitled to a proportionate reduction of Rent while such repairs are being made if the Premises are rendered untenantable thereby. The proportionate reduction is to be based upon the extent to which the making of repairs shall interfere with the business carried on by Tenant in the Premises. In the event that Landlord does not elect to commence repairs within sixty (60) days, or repairs cannot be made under current laws and regulations, either party may temiinate this Lease upon ten (10) days' written notice. A total destruction, including any destruction required by any authorized governmental authority, of either the Premises or the Building shall terminate this Lease. Landlord shall not be required to repair any property installed in the Premises by Tenant. Tenant waives any right under applicable laws inconsistent with this paragraph and, in the event of a destruction, agrees to accept any offer by Landlord to provide Tenant with comparable space within the parcel in which the Premises are located on the same temis as this Lease. Nothing herein shall authorize abatement or reduction of rent because of total or partial destruction arising out of the negligent or willful acts of omission or commission by Tenant.

14.2. Condemnation. If any part of the Premises shall be taken or condemned for a public or quasi-public use, and a part thereof remains which is suitable for occupation hereunder, this Lease shall, as to the part so taken, terminate as of the date title shall vest in a condemnor, and the Rent payable hereunder shall be adjusted so that the Tenant shall be required to pay for the remainder of the Term only such portion of such Rent as the number of square feet in the part remafiiffig after the condemnation bears to the number of square feet in the entire Premises at the date of condemnation; but, in such event, Landlord shall have the option to terminate this Lease as of the date when title to the part so condemned vests in a condemnor. If all or any part of the Premises shall be taken or condemned so that there does not remain a portion suitable for occupation, this Lease shall thereupon terminate. If all or a part of the Premises be taken or condemned, all compensation awarded upon such condemnation or taking shall go to the Landlord and the Tenant shall have no claim thereto, and the Tenant hereby irrevocably assigns and transfers to the Landlord any right to compensation or damages to which the Tenant may be entitled during the Term hereof by reason of the condemnation of all, or a part, of the Premises.

15.      Defaults and Remedies.

15.1. Events of Default. The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant shall fail to pay any Rent or any other sums of money due hereunder and such failure shall continue for a period of seven (7) days after the date such sum is due; (ii) Tenant shall fail to comply with any provisions of this Lease or any other agreement between Landlord and Tenant, all of which terms, provisions and covenants shall be deemed material; (iii) the leasehold hereunder demised shall be taken on execution or other process of law in any action against Tenant; (iv) Tenant shall fail to promptly move into, take possession of, and operate its business on the Premises when the Premises are ready for occupancy; (v) Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition; (vi) Tenant takes any action to, or notifies Landlora that Tenant intends to file a petition under any section or chapter of the United States Bankruptcy Code and rules and regulations promulgated thereunder, as amended, or under any similar law or statute of the United States or any state thereof, or a petition shall be filed against Tenant under any such statute or Tenant or any creditor of Tenant notifies Landlord that it knows such a petition will be filed or Tenant notifies Landlord that it expects such a petition to be filed; (vii) a receiver or trustee shall be appointed for Tenant's leasehold interest in the Premises or for all or a substantial part of the assets of Tenant.

15.2. Remedies. In the event of any default or breach by Tenant, and if such breach shall have continued for a period of three (3) days after the Landlord shall have given written notice by certified or registered mail to the Tenant at its office address set forth in Section 1.1. hereof, then, in such event, Landlord shall have the option to pursue any one or more of the following remedies:

15.2.1. Landlord shall have the right to cancel and terminate this Lease and dispossess Tenant.

15.2.2. Landlord shall have the right without terminating or canceling this Lease to declare all amounts and rents due under this Lease for the remainder of the existing Lease Tenn (or any applicable extension or renewal thereof) to be inunediately due and payable, and thereupon all rents and other charges due hereunder to the end of the initial term or any renewal term, if applicable, shall be accelerated.

15.2.3. Landlord may elect to enter and repossess the Premises and relet the Premises for Tenant's account, holding Tenant liable in damages for all expenses incurred in any such reletting and for any difference between the amount of rent received from such relenting and that is due and payable under the terms of this Lease.

15.2.4. Landlord may enter upon the Premises and do whatever Tenant is obligated to do under the temis of this Lease. Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in effecting compliance with Tenant's obligations under this Lease and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action.

15.2.5. All such remedies of Landlord shall be cumulative, and, in addition, Landlord may pursue any other remedies that may be permitted by law or in equity. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to be a waiver of such default.

15.2.6. In addition to the specific remedy or remedies elected by Landlord in the event of Tenant's default, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default, including but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovations and alterations of the Premises; reasonable attorneys' fees, and paralegals' fees, costs and expenses, whether or not in litigation and including at appellate levels and post-judgment proceedings in litigation; and that portion of the leasing commission paid by Landlord applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the due date thereof at the maximum lawful rate.

15.2.7 The remedies provided to Landlord shall be enforceable to the maximum extent not prohibited by applicable law, and the unenforceability of any portion hereof shall not thereby render unenforceable any other portion.

15.3. Abandonment of Premises. Landlord and Tenant agree that, for the purposes of this Lease, abandonment of the Premises shall have occurred if (i) the Landlord reasonably believes that the Tenant has been absent from the Premises for a period of thirty (30) consecutive days, and (ii) the Rent is not current and (iii) ten (IO) days have elapsed since service of a three (3) day notice in writing by Landlord upon Tenant requiring payment of Rent or the possession of the Premises.

15.4. WAIVER OF JURY TRIAL. LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER-CLAM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE.

15.5. Holdover by Tenant. If Tenant should remain in possession of the Premises after the expiration of the Lease Tenn, then such holding over shall be construed as a tenancy at sufferance at an Annual Minimum Rent double that set forth in Section 1.1. hereof, and subject to all other conditions, provisions and obligations of this Lease insofar as the same are applicable to a tenancy at sufferance.

15.6. Landlord's Right to Cure Defaults. The Landlord may, but shall not be obligated to, cure at any time, without notice, any default by the Tenant under this Lease; and, whenever the Landlord so elects, all costs and expenses incurred by the Landlord in curing such default, including, without limitation, reasonable attorney's fees, together with interest on the amount of costs and expenses so incurred at the maximum lawful rate, shall be paid by the Tenant to the Landlord on demand and shall be recoverable as Additional Rent.

15.7. Waiver. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any other or any subsequent or continuing breach of the same. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

15.8.    Intentionally Omitted.

16.      Miscellaneous Provisions.

16.1. Notice. Any notice or demand from the Landlord to the Tenant or from the Tenant to the Landlord shall be in writing and shall be deemed duty delivered if mailed by certified mail, return receipt requested, addressed, if to the Tenant, at the address of the Tenant or such other address as the Tenant shall have last designated by written notice to the Landlord; if to the Landlord, at the address of the Landlord or such other address as the Landlord shall have last designated by written notice to the Tenant. Notices shall be deemed delivered when mailed in the manner prescribed above.

16.2. Estoppel Certificate. The Tenant agrees that it will within ten (10) days following written notice by the Landlord, execute, acknowledge and deliver to the Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect, or setting forth any such modifications, and the dates to which the Rent and all other payments due hereunder from the Tenant have been paid, the amount of the Security Deposit then remaining and the amount of any payments paid by Tenant in advance, and stating whether or not, to the best knowledge of Tenant, the Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default. The failure of the Tenant to execute, acknowledge and deliver to the Landlord a statement in accordance with the provisions of this Section will constitute a breach of this Lease by the Tenant.

16.3. Applicable Law and Construction. The laws of the State of Florida shall govern the validity, performance and enforcement of this Lease. The covenants and undertakings contained herein are independent, not dependent covenants, and the invalidity or unenforceability of any provision of this Lease shall not affect or impair any other provision. All negotiations, considerations, representations and understandings between the parties are incorporated into this Lease. The headings of the several articles and sections contained herein are for convenience and do not define, limit or construe the contents of such articles or sections.

16.4. Guaranty. Landlord has advised Tenant, and Tenant acknowledges that Landlord would not have entered into this Lease or leased the Premises to Tenant unless one or more principals or affiliates of Tenant execute an Unconditional Guaranty of Lease in the form attached hereto as Exhibit "D" (the "Guaranty"). Tenant represents and warrants unto Landlord that the party (or parties, as applicable) executing the Guaranty as Guarantor has a material financial interest in Tenant and is therefore a principal of Tenant. Tenant further acknowledges that the obligations of Landlord under this Lease are conditioned upon the contemporaneous delivery to Landlord of the Guaranty properly executed by the Guarantor thereunder with this Lease executed on behalf of Tenant.

16.5     Subordination.

16.5.1. This Lease is subject and subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Property, and to any and all advances on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. In confirmation of such subordination, the Tenant shall promptly execute any certificate or Subordination of Lease Agreement that the Landlord may request to confirm such subordination. The Tenant hereby constitutes and appoints the Landlord as the Tenant's attomey-in-fact to execute any such certificate or subordination of lease agreement for and on behalf of the Tenant.

16.5.2. At the option of the Landlord, or any successor Landlord or the holder of any mortgage affecting the Preridses, the Tenant agrees that neither the foreclosure of a mortgage affecting the Premises nor the institution of any suit, action, summary or other proceeding against the Landlord herein, or any successor Landlord, or any foreclosure proceeding brought by the holder of any such mortgage to recover possession of the Property shall, by operation of law or otherwise, result in the cancellation or termination of this Lease, and upon the request of Landlord, any successor Landlord or the holder of such mortgage, Tenant covenants and agrees to execute an instrument in writing satisfactory to Landlord, successor Landlord, or to the holder of such mortgage, or to the purchaser of the mortgaged premises in foreclosure, whereby Tenant attoms to such successor in interest.

16.6. No Oral Changes. This Lease shall not be changed or terminated orally, but only upon an agreement in writing signed by the parties hereto.

16.7. No Representation by Landlord. The Landlord and the Landlord's agents have made no representations, warranties or promises with respect to the Premises, Building or Property, except as herein expressly set forth. This Lease specifically supersedes any prior written or oral communications between Landlord and Tenant or any of their agents.

16.8. Parking. The Tenant shall be entitled to park in common with other tenants of the Property. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right, in its absolute discretion, to allocate parking spaces among Tenant and other tenants of the Property, or to assign parking.

16.9. Recording of Lease. Neither this Lease nor any memorandum or notice hereof shall be recorded by Tenant. However, it may be recorded by Landlord at Landlord's option. If this Lease, or any memorandum or notice hereof is recorded by the Tenant, such recordation may be declared by Landlord as a material event of default by Tenant hereunder.

16.10. Notice to Mortgagee and Opportunity to Cure. Tenant agrees to give any mortgagee(s) of the Property, by certified mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such Notice, Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the addresses of such mortgagee(s). Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the mortgagee(s) shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then the mortgagee(s) shall have such additional time as may be reasonably necessary if within such thirty (30) days the mortgagee(s) has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

16.11. Joint Obligation. If there is more than one party or person executing this Lease as Tenant, the obligations hereunder imposed upon Tenant shall be joint and several among all parties or persons executing this Lease as Tenant.

16.12. Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

16.13 Brokerage Commission. Tenant represents and warrants unto Landlord that Tenant has had no dealings with any broker or agent in connection with this Lease other than Highwoods Properties, a Florida corporation and Tenant covenants to pay, hold harrnless and indemnify Landlord from and against any and all cost (including attorneys' fees, paralegals' fees and costs including at appellate levels and post- judgment proceedings), expense and liability for any compensation, comniissions and charges claimed by any other agent or broker with respect to this Lease or the negotiation thereof.

16.14 Landlord's Lien. Landlord shall have all Landlord's Lien rights provided by Florida Statutes.

16.15 Quiet Possession. Subject to Tenant paying the Rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire Lease Term.

16.15.1. Acknowledgment and Release. Landlord and Tenant acknowledge and agree that: i) Tenant occupied the Premises prior to and until the execution of this Lease under that certain Lease dated December 22, 1989, as amended (the "Prior Lease") between Landlord and Tenant; (ii) the Prior Lease is terminated and shall have no further force or effect; and (iii) neither Landlord nor Tenant shall have any further rights enforceable against the other or obligations to the other under the Prior Lease.

IN WITNESS WHEREOF, Landlord and Tenant have hereunto executed this Lease as of the day and year first above written. Individuals signing on behalf of an entity warrant that they have the authority to bind that entity. This Lease shall be binding upon the undersigned, and the successors, heirs, executors and administrators of the undersigned, and shall inure to the benefit of the Landlord and Tenant, and their respective successors and assigns.

------------------------------------- ------------------------------------------
Signed, sealed and delivered          LANDLORD:
in the presence of:
                                       1560 N. Orange, Ltd., a Florida limited
                                       partnership
                                       BY: Maury L. Carter Management
                                       Corporation, a Florida Corporation, its
                                       general partner

        /S/ T. MICHAEL WOODS           By: /S/ DARYL M. CARTER
--------------------------------       -----------------------------------------
Print Name  T. MICHAEL WOODS           Printed Name:  Daryl M. Carter
                                       Title: President

        /S/ JAMES R. KAY
--------------------------------
Print Name  JAMES R. KAY               Date:  12/8/99
          ----------------------            ------------------------------------
------------------------------------- ------------------------------------------
Signed, sealed and delivered           TENANT:
in the presence of:                    Post, Buckley, Schuh & Jernigan,
                                       a Florida corporation


        /S/ MARKEISHA SUCKIE           By: /S/ RICHARD M. GRUBEL
--------------------------------       -----------------------------------------
Print Name  MARKEISHA SUCKIE           Printed Name:  RICHARD M. GRUBEL
                                       Title: Sr. Vice President

        /S/ LISA AKINS
--------------------------------
Print Name  LISA AKINS                 Date:  12/3/99
          ----------------------            ------------------------------------
------------------------------------- ------------------------------------------

                                   EXHIBIT "A"
                          Legal Description of Property

Lots 1, 2, 3 and 4, Block 7, Orwin Manor, Westminster Section, according to the Plat thereof, as recorded in Plat Book J, Page 118, Public Records of Orange County, Florida.

AND

Lots I through 26, Block 8, Orwin Manor, Westminster Section, less and except the East 15 feet of Lots 25 and 26, Block 8, for Road Right-of-Way, according to the Plat thereof, as recorded in Plat Book J, Page II 8, Public Records of Orange County, Florida.

                                   EXHIBIT "B"
                               TENANT IMPROVEMENTS

                              Intentionally Omitted

                                   EXHIBIT "C"
                              Rules and Regulations

ACCIDENTS AND DAMAGES - In the event of accidental damage to the Premises, Tenant should immediately notify the Landlord.

ADMITTANCE TO LEASED PREMISES - Property Management, maintenance, security, janitorial and other service providers and agents authorized by the Landlord, shall be allowed admittance to the Premises to accomplish their intended assignments.

ADVERTISING MEDIUM - Tenant should not use any advertising medium, including without limitation, flashing lights or search lights, which may be heard or experienced outside of the Premises without the prior written consent of the Landlord. Tenant is encouraged to use the name of the Property in all advertising done within the geographical area in which the Property is located.

BICYCLES AND OTHER VEHICLES - Bicycles and other vehicles should not be permitted inside the Building or on the sidewalk, and may only be permitted outside in areas designated by Landlord.

CHAIR PADS - During the entire term of this Lease, Tenant should, at his expense, install and maintain under all caster chairs a chair pad or carpet casters to protect carpeting.

COMMON AREA - The sidewalks, entries, passages, corridors, halls, lobbies, stairways, elevators, and other conunon facilities of the Property shall be controlled by Landlord, and should not be obstructed by Tenant or used for any purposes other than ingress or egress to and from the Premises. Tenant should not place any item in any of such locations, whether or not any such item constitutes an obstruction, without the prior written consent of Landlord. Landlord will have the right to remove any obstruction or any such item without notice to Tenant and at the expense of Tenant.

DELIVERIES - All deliveries shall be made to the rear of the Premises unless otherwise directed or approved in writing by the Landlord. The Tenant should never permit or suffer any truck to park in the parking areas of the Property designated for customers' use. The Tenant should never permit any overnight parking of any vehicle to occur on the Property.

EMERGENCY CONTACT PROCEDURES - Tenant should provide in a timely manner to Landlord upon request name(s) of employees and/or agents to be contacted by Landlord for emergency purposes whether during or after operating hours. Such information should be kept current and accurate at all times by Tenant. Emergency policies and procedures may be developed, issued and revised from time to time by Landlord at Landlord's discretion, which shall become an integral part of these Rules and Regulations and the Lease to which they refer.

EMPLOYEES AND VISITORS - Tenant will be responsible for all behavior and adherence to all building Rules and Regulations by any of Tenant's employees, visitors and agents. Tenant agrees to conduct Tenant's business consistent with reputable business standards and practices.

EXCESSIVE NOISE AND ANIMALS - No animals, except seeing eye dogs, shall be allowed in stores, offices, halls, corridors and elevators of the Property. No person shall disturb the occupants of the Building or neighboring buildings by the use of any radio or musical instrument or by making loud or improper noises. Tenant will keep all mechanical apparatus free of vibration and noise which may be transmitted beyond the confines of the Premises.

HAZARDOUS OPERATING AND ITEMS - Tenant shall not install or operate any steam or gas engine or boiler, or carry on any mechanical business in the Premises without Landlord's prior written consent. The use of oil, gas or flammable liquids for heating, lighting or any other purpose is prohibited. Explosives or other articles deemed hazardous shall not be brought into the Building.

HOUSEKEEPING - Unless otherwise stated, the interior of the Premises is the responsibility of each Tenant to maintain in a safe and clean manner. All carpeting and tiled areas are to be cleaned periodically. The perimeter area of the

Premises space, which includes front and rear entrances and adjacent areas should be kept neat and clean.

KEYS - If the need arises for the Tenant to change the lock for the Premises, the re-keying should be coordinated and handled by the Property Manager.

MOVE IN/MOVE OUT - At the termination of the Lease, Landlord will inspect the Premises to see that everything is in satisfactory condition. Any deficiencies, excepting normal wear and tear, will be addressed as provided in the Lease.

ODORS - Tenant should not cause or permit objectionable odors to emanate or be dispelled from the Premises.

OVERHEAD DOORS - All repairs, service and preventative maintenance are Tenant's responsibility.

PARKING - If the Tenant has customers or visitors who create an overload problem with parking, the Tenant's cooperation is expected in asking visitors to park in specified areas.

RADIO AND TELEVISION - No aerials or satellite dishes shall be erected on the roof of the Building or exterior walls of the Premises or Building, or on the grounds of the Property without the prior written consent of the Landlord in Landlord's sole and absolute discretion. Any aerials or satellite dishes so installed without such written consent shall be subject to removal without notice at any time at the expense of Tenant and may, in Landlord's discretion, be deemed a material default of Tenant under the Lease.

REFUSE - Dumpsters are provided for normal amounts of trash and waste as experience has shown the Building to require. If Tenant's business operation generates excess trash, or a considerable amount of cardboard boxes, it will be necessary for Tenant to arrange for an additional service or to pay the excess cost if the arrangements are made by Landlord.

SECURITY - Security and maintenance personnel, as well as janitorial contractors are not permitted to unlock premises for Tenant's employees. All individual security/burglar alarm systems should have the written consent of the Landlord.

SOLICITATION - Lessor reserves the right to restrict, control or prohibit canvassing, soliciting and peddling within the Property.

USE OF WATER FIXTURES - Water closets and other water fixtures should not be used for any purpose other than that for which they are intended, and any damage resulting to them from misuse on the part of Tenant shall be paid for by Tenant.

WINDOWS - Window treatments visible from the exterior of the Premises shall require the prior written approval of the Landlord.

Tenant agrees that Landlord may amend, modify, delete or add new and additional reasonable rules and regulations for the use and care of the Premises, the Building, the common areas and the Property, and Tenant agrees to comply with all such Rules and Regulations. Landlord shall promptly provide Tenant a copy of any amendments or modifications to the Rules and Regulations.

                                   EXHIBIT "D"
                        UNCONDITIONAL, GUARANTY OF LEASE

                                      NONE.